Exhibit 10.5

EXECUTION COPY

[CONSOL]

FIFTH AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT AND WAIVER

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND WAIVER (this “Amendment”), dated as of March 12, 2010, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto, the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).

RECITALS

1. Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank;

2. The Seller, the Servicer, CONSOL Energy and the Originators have informed the Administrator, the LC Bank and the Majority LC Participants and each Conduit Purchaser (each, a “Waiving Party” and collectively, the “Waiving Parties”) that on June 27, 2007, the Originators entered into the Amended and Restated Credit Agreement (as defined in this Amendment), thereby breaching the Originators’ covenant set forth in Section 6.3(h) of the Sale Agreement to not enter into agreements that restrict the Originators’ rights to amend, supplement, amend and restate or otherwise modify the Sale Agreement and the other Transaction Documents (such failure to comply with such covenant, the “Subject Event”). The Subject Event constitutes both a Purchase and Sale Termination Event under Section 8.1(d) of the Sale Agreement and a Termination Event under clause (a)(i) of Exhibit V of the Receivables Purchase Agreement (such Purchase and Sale Termination Event and Termination Event, solely to the extent arising from the Subject Event, together with any other Purchase and Sale Termination Events, Unmatured Purchase and Sale Termination Events, Termination Events and Unmatured Termination Events, if any, and solely to the extent arising from the Subject Event, each a “Subject Termination Event” and collectively, the “Subject Termination Events”);

3. The Seller, the Servicer, CONSOL Energy and the Originators have requested the Waiving Parties to waive the occurrence of the Subject Termination Events; and

4. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

2.1 The definition of “Amended and Restated Credit Agreement” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Amended and Restated Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of June 27, 2007, by and among the Originators, the other guarantors party thereto, PNC, as co-administrative agent and each of the other agents and lenders party thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

2.2 Clause (k) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:

(k) (i) CONSOL Energy or any Originator shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $25,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt (and shall have not been waived); or (ii) any other default, breach, termination or similar condition or event (however defined) shall occur or exist under any agreement, mortgage, indenture or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement, mortgage, indenture or instrument (and shall have not been waived), if (a) the effect of such default, breach, termination or similar condition or event is to give the applicable debtholders the right (whether acted upon or not) to accelerate the maturity of such Debt, or (b) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case before the stated maturity thereof; or

SECTION 3. Waiver.

(a) On the terms and subject to the conditions set forth herein, the Waiving Parties hereby waive the occurrence of the Subject Termination Events.

(b) Notwithstanding anything to the contrary herein or in any Transaction Document, by executing this waiver under this Amendment, none of the Waiving Parties is now waiving, nor has any Waiving Party agreed to waive in the future, any Purchase and Sale Termination Event or any Termination Event or the breach of (or any rights and remedies related to the breach of) any provisions of the Agreement or any other Transaction Document other than the Subject Termination Events as strictly described herein. Without limiting the generality of the foregoing, none of the Waiving Parties is now waiving, nor has any Waiving Party agreed to waive in the future, any Purchase and Sale Termination Event or Termination Event with respect to the Originator’s failure to comply with the covenant set forth in Section 6.3(h) of the Sale Agreement other than the as strictly described herein with respect to the Amended and Restated Credit Agreement (as defined below and as amended through the date hereof). Each of the Waiving Parties hereby specifically reserves any and all rights, remedies and claims it has with respect to any other Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event (other than the Subject Termination Events as strictly described herein) that may occur at any time. Each Waiving Party expressly reserves any and all rights, claims and remedies that it has or may have against the Seller, the Servicer, CONSOL Energy, the Originators or any other Person under the Agreement, any other Transaction Document, any applicable law or otherwise.

SECTION 4. Representations and Warranties. Each of the Seller, CONSOL Energy, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event (other than the Subject Termination Events) exists or shall exist.

SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Administrator:

(a) receipt by the Administrator of duly executed counterparts of this Amendment, in form and substance satisfactory to the Administrator; and

(b) receipt by the Administrator of counterparts of that certain amendment to the Sale Agreement, dated as of the date hereof, duly executed by the parties thereto.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNX FUNDING CORPORATION, as Seller

By:	/s/ Christopher C. Jones
	Name:	Christopher C. Jones
	Title:	Vice President and Secretary

CONSOL ENERGY INC., as initial Servicer

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Vice President and Treasurer

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CNX MARINE TERMINALS INC.,

CONSOL ENERGY SALES COMPANY,

CONSOL OF KENTUCKY INC.,

CONSOL PENNSYLVANIA COAL COMPANY, LLC,

FOLA COAL COMPANY, L.L.C.,

LITTLE EAGLE COAL COMPANY, L.L.C.,

MON RIVER TOWING, INC., and

TERRY EAGLE COAL COMPANY, L.L.C.,

each as a Sub-Servicer

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Treasurer

CONSOLIDATION COAL COMPANY, EIGHTY-FOUR MINING COMPANY, ISLAND CREEK COAL COMPANY, KEYSTONE COAL MINING CORPORATION, MCELROY COAL COMPANY, and TWIN RIVERS TOWING COMPANY, each as a Sub-Servicer

By:	/s/ Daniel S. Cangilla
Name:	Daniel S. Cangilla
Title:	Treasurer

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MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for Market Street

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard Munsick
Name:	Richard Munsick
Title:	Senior Vice President

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LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street

By:	/s/ Michael Eden
Name:	Michael Eden
Title:	Director

THE BANK OF NOVA SCOTIA, as an LC Participant

By:	/s/ Michael Eden
Name:	Michael Eden
Title:	Director

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